PHOENIX MULTI-SECTOR FIXED INCOME FUND
                   PHOENIX MULTI-SECTOR SHORT TERM BOND FUND,
                   EACH A SERIES OF PHOENIX MULTI-SERIES TRUST


              Supplement dated June 27, 2007 to the Prospectus and
          Statement of Additional Information dated February 28, 2007, as supplemented March 1, 2007



IMPORTANT NOTICE TO INVESTORS

PHOENIX MULTI-SECTOR FIXED INCOME FUND

         Effective June 27, 2007, the Phoenix Multi-Sector Fixed Income Fund, a series of Phoenix Multi-Series Trust ("Predecessor Fund"), has been reorganized into a fund named Phoenix Multi-Sector Fixed Income Fund, a series of Phoenix Opportunities Trust ("Successor Fund"). The Successor Fund's principal investment strategies, risks, fees and expenses, and portfolio management team are the same as those of the Predecessor Fund and remain unchanged.

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND

         Effective June 27, 2007, the Phoenix Multi-Sector Short Term Bond Fund, a series of Phoenix Multi-Series Trust ("Predecessor Fund"), has been reorganized into a fund named Phoenix Multi-Sector Short Term Bond Fund, a series of Phoenix Opportunities Trust ("Successor Fund"). The Successor Fund's principal investment strategies, risks, fees and expenses, and portfolio management team are the same as those of the Predecessor Fund and remain unchanged.

         For information about each of the Phoenix Multi-Sector Fixed Income Fund and Phoenix Multi-Sector Short Term Bond Fund, please refer to the Phoenix Opportunities Trust-Fixed Income Funds Prospectus dated June 27, 2007.


         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.



PXP 694/FI Reorg (06/07)